QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.8

[Logo of International Aero Engines]

IAE Building
400 Main Street
East Hartford, CT 05108 USA

10 February 2003

JetBlue Airways Corporation
19 Old Kings Highway South, Suite 23
Darien, Connecticut 06820
Attention: Vice President and Treasurer

Subject:	Side letter No. 11 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Acro Engines AG dated May 4, 1999

Dear Tom:

We refer to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation ("JetBlue") and IAE International Aero Engines AG ("IAE") dated May 4, 1999 (the "Agreement"). Capitalized terms used herein which are not otherwise defined shall have the same meaning as those given to them in the Agreement.

This Side Letter No. 11 describes the addition of [***] firm V2527-A5 powered A320 Aircraft to the Aircraft committed to by JetBlue under the Agreement prior to this Side Letter (the "[***] Aircraft") and provides JetBlue with certain scheduling flexibility with regard to existing Aircraft (such [***] Aircraft, together with the existing Aircraft, are hereinafter referred to in this Agreement as the "Aircraft").

1.	Fleet Expansion Assistance for the [***] Aircraft
a.
IAE agrees to provide JetBlue a fleet expansion credit for each of the [***] Aircraft, bearing Rank Numbers [***] and [***] in the delivery schedule attached as Exhibit B-1, as set forth in Section 2 of Side Letter No. 9 to the Agreement, dated December 31, 2001. Such credit shall be provided to JetBlue in accordance with the terms and conditions set forth in the said Section of Side Letter No. 9 to the Agreement.
b.
IAE also agrees to provide additional [***] support to JetBlue with respect to [***] Firm First Deal Aircraft, bearing Rank Numbers [***] in the delivery schedule attached as Exhibit A-2 hereto (the "[***] Third Deal Aircraft"). Such additional support shall be in the form of [***], as calculated pursuant to Section 3 of Side Letter No. 9 to the Agreement, except that such [***] shall be [***] of each [***] Third Deal Aircraft.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

February 2003

Exhibits A-1, A-2 and B-1 to the Contract are removed in their entirety and replaced by new Exhibits A-1, A-2 and B-1 attached hereto.

Except as expressly amended by this Side Letter No. 11 all provisions of the Contract remain in full force and effect.

Very truly yours, IAE International Aero Engines AG	Agreed to and Accepted on behalf of: JetBlue Airways Corporation
/s/ STEVE AGNELLI	/s/ THOMAS ANDERSON

Name	Name
Senior Vice President	Vice President

Title	Title
10 Feb 03	2/10/03

Date	Date

IAE PROPRIETARY INFORMATION

February 2003

EXHIBIT A-1

FIRM AIRCRAFT ELIGIBLE FOR APPLICATION OF [***]
[***]
As of February 2003

Rank No.	Aircraft	Delivery
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2004

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

February 2003

EXHIBIT A-2

FIRM AIRCRAFT ELIGIBLE FOR APPLICATION OF [***]
[***]
As of February 2003

Rank No.	Aircraft	Delivery
No. [***]	Firm Aircraft	[***] 2002
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003
No. [***]	Firm Aircraft	[***] 2003

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

February 2003

EXHIBIT B-1

AIRCRAFT DELIVERY SCHEDULES
As of February 2003

Rank No.	Aircraft	Delivery
No. 1	Firm Aircraft	[****] 2000
No. 2	Firm Aircraft	[****] 2000
No. 3	Firm Aircraft	[****] 2000
No. 4	Firm Aircraft	[****] 2000
No. 5	Firm Aircraft	[****] 2000
No. 6	Firm Aircraft	[****] 2000
No. 7	Firm Aircraft	[****] 2001
No. 8	Firm Aircraft	[****] 2001
No. 9	Firm Aircraft	[****] 2001
No. 10	Firm Aircraft	[****] 2001
No. 11	Firm Aircraft	[****] 2001
No. 12	Firm Aircraft	[****] 2001
No. 13	Firm Aircraft	[****] 2001
No. 14	Firm Aircraft	[****] 2002
No. 15	Firm Aircraft	[****] 2002
No. 16	Firm Aircraft	[****] 2002
No. 17	Firm Aircraft	[****] 2002
No. 18	Firm Aircraft*	[****] 2002
No. 19	Firm Aircraft	[****] 2002
No. 20	Firm Aircraft	[****] 2002
No. 21	Firm Aircraft	[****] 2002
No. 22	Firm Aircraft	[****] 2002
No. 23	Firm Aircraft**	[****] 2002
No. 24	Firm Aircraft	[****] 2002
No. 25	Firm Aircraft	[****] 2002
No. 26	Firm Aircraft***	[****] 2002
No. 27	Firm Aircraft	[****] 2002
No. 28	Firm Aircraft**	[****] 2002
No. 29	Firm Aircraft	[****] 2003
No. 30	Firm Aircraft**	[****] 2003
No. 31	Firm Aircraft	[****] 2003
No. 32	Firm Aircraft**	[****] 2003
No. 33	Firm Aircraft***	[****] 2003
No. 34	Firm Aircraft	[****] 2003
No. 35	Firm Aircraft**	[****] 2003
No. 36	Firm Aircraft	[****] 2003
No. 37	Firm Aircraft	[****] 2003
No. 38	Firm Aircraft	[****] 2003
No. 39	Firm Aircraft	[****] 2003

[****]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

February 2003

Rank No.	Aircraft	Delivery
No. 40	Firm Aircraft	[****] 2003
No. 41	Firm Aircraft***	[****] 2003
No. 42	Firm Aircraft***	[****] 2003
No. 43	Firm Aircraft**	[****] 2003
No. 44	Firm Aircraft	[****] 2004
No. 45	Firm Aircraft**	[****] 2004
No. 46	Firm Aircraft*	[****] 2004
No. 47	Firm Aircraft*	[****] 2004
No. 48	Firm Aircraft**	[****] 2004
No. 49	Firm Aircraft*	[****] 2004
No. 50	Firm Aircraft*	[****] 2004
No. 51	Firm Aircraft*	[****] 2004
No. 52	Firm Aircraft*	[****] 2004
No. 53	Firm Aircraft*	[****] 2004
No. 54	Firm Aircraft*	[****] 2004
No. 55	Firm Aircraft*	[****] 2004
No. 56	Firm Aircraft*	[****] 2004
No. 57	Firm Aircraft*	[****] 2005
No. 58	Firm Aircraft*	[****] 2005
No. 59	Firm Aircraft*	[****] 2005
No. 60	Firm Aircraft*	[****] 2005
No. 61	Firm Aircraft*	[****] 2005
No. 62	Firm Aircraft*	[****] 2005
No. 63	Firm Aircraft*	[****] 2005
No. 64	Firm Aircraft*	[****] 2005
No. 65	Firm Aircraft*	[****] 2005
No. 66	Firm Aircraft*	[****] 2005
No. 67	Firm Aircraft**	[****] 2005
No. 68	Firm Aircraft**	[****] 2005
No. 69	Firm Aircraft*	[****] 2006
No. 70	Firm Aircraft*	[****] 2006
No. 71	Firm Aircraft*	[****] 2006
No. 72	Firm Aircraft*	[****] 2006
No. 73	Firm Aircraft*	[****] 2006
No. 74	Firm Aircraft*	[****] 2007
No. 75	Firm Aircraft*	[****] 2007
No. 76	Firm Aircraft*	[****] 2007
No. 77	Firm Aircraft*	[****] 2007
No. 78	Firm Aircraft*	[****] 2007

*	Firm Second Deal Aircraft
**	Firm Third Deal Aircraft
***	[****] Third Deal Aircraft
[****]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

February 2003

Rank No.	Aircraft	Delivery
Option Aircraft
No. 79	Option Aircraft	[***] 2004
No. 80	Option Aircraft	[***] 2005
No. 81	Option Aircraft	[***] 2005
No. 82	Option Aircraft	[***] 2006
No. 83	Option Aircraft	[***] 2006
No. 84	Option Aircraft	[***] 2006
No. 85	Option Aircraft	[***] 2006
No. 86	Option Aircraft	[***] 2006
No. 87	Option Aircraft	[***] 2006
No. 88	Option Aircraft	[***] 2006
No. 89	Option Aircraft	[***] 2007
No. 90	Option Aircraft	[***] 2007
No. 91	Option Aircraft	[***] 2007
No. 92	Option Aircraft	[***] 2007
No. 93	Option Aircraft	[***] 2007
No. 94	Option Aircraft	[***] 2007
No. 95	Option Aircraft	[***] 2007
No. 96	Option Aircraft	[***] 2008
No. 97	Option Aircraft	[***] 2008
No. 98	Option Aircraft	[***] 2008
No. 99	Option Aircraft	[***] 2008
No. 100	Option Aircraft	[***] 2008
No. 101	Option Aircraft	[***] 2008
No. 102	Option Aircraft	[***] 2008
No. 103	Option Aircraft	[***] 2008
No. 104	Option Aircraft	[***] 2008

Under the terms of its purchase agreement with Airbus for the Aircraft, JetBlue has the right to receive delivery positions for Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder) equal to the number of Option Aircraft as to which JetBlue has exercised its option purchase rights. Airbus has granted JetBlue conversion rights for each of the [***] Option Aircraft and Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder) from A320 Aircraft to the A321-200 or A319 aircraft type on [***] notice to Airbus. [***] are specified for delivery of these Purchase Right Aircraft (also referred to as Reserve Option Aircraft hereunder). Such delivery dates will be determined at the time options are exercised by JetBlue.

Leased Aircraft

Year	Number	Delivery Period
1999	1	(1) [***]
2000	3	(1) [***], (1) [***], (1) [***]
2001	4	(1) [***], (2) [***], (1) [***]
2003	1	(1) [***]
TOTAL	9	All but the last of the leased aircraft have been delivered

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

February 2003

QuickLinks

EXHIBIT A-1 FIRM AIRCRAFT ELIGIBLE FOR APPLICATION OF [***] [***] As of February 2003
EXHIBIT A-2 FIRM AIRCRAFT ELIGIBLE FOR APPLICATION OF [***] [***] As of February 2003
EXHIBIT B-1 AIRCRAFT DELIVERY SCHEDULES As of February 2003